UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2021

NICOLET BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-37700	47-0871001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street
Green Bay, Wisconsin 54301
(Address of principal executive offices)

(920) 430-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NCBS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On September 3, 2021, Nicolet Bankshares, Inc. (the “Company” or “Nicolet”) completed its merger (the “Merger”) with Mackinac Financial Corporation (“Mackinac”), pursuant to the terms of the Agreement and Plan of Merger, dated April 12, 2021, by and between Nicolet and Mackinac (the “Merger Agreement”). At closing, Mackinac merged with and into Nicolet, with Nicolet surviving the Merger. Immediately following the Merger, Mackinac’s wholly owned bank subsidiary, mBank, merged with and into Nicolet’s wholly owned bank subsidiary, Nicolet National Bank (the “Bank”) pursuant to the terms of a Plan of Merger (the “Bank Plan of Merger”) by and between the Bank and mBank (the “Bank Merger”).

Pursuant to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Mackinac common stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.22 shares of Nicolet common stock and $4.64 in cash (approximating a 20% cash and 80% stock merger consideration split). Each holder of Mackinac common stock converted pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Nicolet common stock (after taking into account all shares held by such holder) will instead receive cash (without interest) in lieu of such fractional share in accordance with the terms of the Merger Agreement.

As a result of the Merger, Nicolet is issuing approximately 2.3 million shares of Nicolet common stock, valued at $76.74 per share based on the closing price of Nicolet’s common stock on the Nasdaq Capital Market on September 2, 2021, the last trading day prior to the consummation of the Merger, and paying approximately $50 million in cash. The value of the total merger consideration was approximately $230 million.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets
The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated by reference in its entirety.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective immediately upon the consummation of the Merger on September 3, 2021, and in accordance with the terms of the Merger Agreement, the Nicolet Board of Directors increased the size of the board by one member and appointed Paul D. Tobias, a former member of the Mackinac board of directors, to fill the vacancy created by this increase. Mr. Tobias was not selected as a director of Nicolet pursuant to any other arrangement or understanding with any other persons.

Effective immediately upon the consummation of the Merger on September 3, 2021, and in accordance with the terms of the Merger Agreement and the Bank Plan of Merger, the Bank Board of Directors increased the size of the board by one member and appointed Mr. Tobias to fill the vacancy created by this increase.

Item 8.01	Other Events
On September 7, 2021, the Company issued a press release announcing the completion of the Merger with Mackinac, as well as, the planned consolidation or closure of fifteen branch locations and the Bank’s agreement to sell its Birmingham, Michigan branch to Bank of Ann Arbor. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired
The audited consolidated financial statements of Mackinac as of and for the year ended December 31, 2020, and the related notes thereto and report of the independent auditor thereon, are included in Appendix D to the joint proxy statement-prospectus dated August 26, 2021, filed by the Company with the SEC on August 27, 2021 pursuant to Rule 424(b)(3) of the Securities Act with respect to the Company’s proposed merger with County Bancorp, Inc. (the “County Joint Proxy Statement-Prospectus”), beginning on page D-34, which Appendix D is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The unaudited consolidated financial statements of Mackinac as of and for the six months ended June 30, 2021, and the related notes thereto, are included in Appendix D to the County Joint Proxy Statement-Prospectus, beginning on page D-1, which Appendix D is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

(b)	Pro forma financial information
The unaudited pro forma condensed combined financial information of the Company and Mackinac as of and for the year ended December 31, 2020, and as of and for the six months ended June 30, 2021, is included as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger by and between Nicolet Bankshares, Inc. and Mackinac Financial Corporation dated April 12, 2021 (incorporated by reference to the Current Report on Form 8-K filed by Nicolet on April 12, 2021).

23.1	Consent of Plante & Moran, PLLC
99.1	Press Release dated September 7, 2021
99.2
Audited consolidated financial statements of Mackinac Financial Corporation as of and for the year ended December 31, 2020, including the notes related thereto and the report of Plante & Moran, PLLC (incorporated by reference to Appendix D of the County Joint Proxy Statement-Prospectus (Registration No. 333-258651) filed by Nicolet with the SEC on August 27, 2021).

99.3
Unaudited consolidated financial statements of Mackinac Financial Corporation as of and for the six months ended June 30, 2021, and the notes related thereto (incorporated by reference to Appendix D of the County Joint Proxy Statement-Prospectus (Registration No. 333-258651) filed by Nicolet with the SEC on August 27, 2021).

99.4	Unaudited pro forma condensed combined financial information of Nicolet Bankshares, Inc. as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 7, 2021	NICOLET BANKSHARES, INC.

		By:	/s/ H. Phillip Moore, Jr.
H. Phillip Moore, Jr.
Chief Financial Officer